                                                                      EXHIBIT 23


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-43498) of Omega Protein Corporation of our reports dated February 23, 2001 relating to the financial statements and financial statement schedule, which appears in this Form 10-K.


                                     PRICEWATERHOUSECOOPERS, LLP


New Orleans, Louisiana
February 23, 2001